UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)     December 15, 2006
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
VW Credit Leasing, Ltd.
Volkswagen Auto Lease Trust 2004-A
(Exact Name of Registrant as Specified in Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-117089 333-117089-01 333-117089-02	11-365048-3 38-6738618 20-6291530

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 754-5000
(Registrant’s Telephone Number, Including Area Code)
Volkswagen Auto Lease Underwritten Funding, LLC
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Volkswagen Auto Lease/Loan Underwritten Funding, LLC amended its Certificate of Formation to change its name from Volkswagen Auto Lease Underwritten Funding, LLC to Volkswagen Auto Lease/Loan Underwritten Funding, LLC effective December 15, 2006.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description
3.1	Certificate of Amendment to Certificate of Formation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants, Volkswagen Auto Lease/Loan Underwritten Funding, LLC, VW Credit Leasing, Ltd. by its Servicer, VW Credit, Inc. and Volkswagen Auto Lease Trust 2004-A by its Administrator, VW Credit, Inc., have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLKSWAGEN AUTO LEASE/LOAN UNDERWRITTEN FUNDING, LLC
By:	/s/ MARTIN LUEDTKE
	Name:	Martin Luedtke
	Title:	Treasurer

VW CREDIT LEASING, LTD.
By:	VW Credit, Inc., as Servicer

By:	/s/ MARTIN LUEDTKE
	Name:	Martin Luedtke
	Title:	Treasurer

VOLKSWAGEN AUTO LEASE TRUST 2004-A
By:	VW Credit, Inc., as Administrator of the
Volkswagen Auto Lease Trust 2004-A

By:	/s/ MARTIN LUEDTKE
	Name:	Martin Luedtke
	Title:	Treasurer